Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 351,782,322.84
Previously Paid Amount	0
Total Fee Amount	48,581.14
Total Offset Amount	0
Net Fee	$ 48,581.14